     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 15, 2000


                                                      REGISTRATION NO. 333-90987
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                           --------------------------


                                 POST-EFFECTIVE
                               AMENDMENT NO. 1 TO
                                   FORM SB-2
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                               ECHAPMAN.COM, INC.
                 (Name of Small Business Issuer in its Charter)
                           --------------------------

              MARYLAND                                7375                               52-2184621
  (State or Other Jurisdiction of         (Primary Standard Industrial                 (IRS Employer
   Incorporation or Organization)         Classification Code Number)               Identification No.)

                           --------------------------

                             401 EAST PRATT STREET
                                   SUITE 2800
                           BALTIMORE, MARYLAND 21202
                                 (410) 625-9656
          (Address and Telephone Number of Principal Executive Office)
                           --------------------------

                       NATHAN A. CHAPMAN, JR., PRESIDENT
                               EChapman.com, Inc.
                             401 East Pratt Street
                                   Suite 2800
                           Baltimore, Maryland 21202
                                 (410) 625-9656
           (Name, Address and Telephone Number of Agent for Service)
                           --------------------------

                                   COPIES TO:

        ELIZABETH R. HUGHES, ESQ.                   FRANK S. JONES, JR., ESQ.
         LARA L. HJORTSBERG, ESQ.                      D. SCOTT FREED, ESQ.
         MICHAEL W. CONRON, ESQ.                Whiteford, Taylor & Preston L.L.P.
     Venable, Baetjer and Howard, LLP                Seven Saint Paul Street
  1800 Mercantile Bank & Trust Building           Baltimore, Maryland 21202-1626
            Two Hopkins Plaza                             (410) 347-8707
      Baltimore, Maryland 21201-2978
              (410) 244-7608

                           --------------------------

    APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement is effective.

    If any of the securities being registered on this form is to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 24. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Section 2-418 of the Maryland General Corporation Law (the "MGCL") provides that the Company may indemnify any director who was, is or is threatened to be made a named defendant or respondent to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director of the Company, or while a director, is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and settlements, actually incurred by the director in connection with such action, suit or proceeding, unless it is established that: (i) the act or omission of the director was material to the matter giving rise to such action, suit or proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the director actually received an improper personal benefit in money, property or services; or
(iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. If the action, suit or proceeding was one by or in the right of the Company, no indemnification shall be made with respect to any action, suit or proceeding in which the director shall have been adjudged to be liable to the Company. A director also may not be indemnified with respect to any action, suit or proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director is adjudged to be liable on the basis that a personal benefit was improperly received. Unless limited by the Company's Charter: (i) a court of appropriate jurisdiction, upon application of a director, may order such indemnification as the court shall deem proper if it determines that the director is fairly and reasonably entitled to indemnification in view of all of the relevant circumstances, regardless of whether the director has met the standards of conduct required by MGCL
Section 2-418; and (ii) the Company shall indemnify a director if such director is successful on the merits or otherwise in defense of any action, suit or proceeding referred to above. However, with respect to any action, suit or proceeding by or in the right of the Company or in which the director was adjudged to be liable on the basis that a personal benefit was improperly received, the Company may only indemnify the director for any expenses (including attorneys' fees) incurred in connection with such action, suit or proceeding.

    MGCL Section 2-418 further provides that unless limited by the Company's Charter, the Company: (i) shall (a) indemnify an officer of the Company if such officer is successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, and (b) indemnify an officer of the Company if a court of appropriate jurisdiction, upon application of an officer, shall order indemnification; (ii) may indemnify and advance expenses to an officer, employee or agent of the Company to the same extent that it may indemnify directors; and
(iii) may indemnify and advance expenses to an officer, employee or agent who is not a director to such further extent, consistent with law, as may be provided by the Charter, Bylaws, general or specific action of the Company's Board of Directors or contract.

    The Charter of the Company, provides that the Company shall indemnify its currently acting and its former directors and officers against any and all liabilities and expenses incurred in connection with their services in such capacities to the maximum extent permitted by the MGCL, as from time to time amended. If approved by the Board of Directors, the Company may indemnify its employees, agents and persons who serve and have served, at its request as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture or other enterprise to the extent determined to be appropriate by the Board of Directors. The Company shall advance expenses to its directors and officers entitled to mandatory indemnification to the maximum extent permitted by the MGCL and may in the discretion of the Board of Directors advance expenses to employees, agents and others who may be granted indemnification.

    The Company's Charter provides that, to the fullest extent permitted by the MGCL, as amended or interpreted, no director or officer of the Company shall be personally liable to the Company or its stockholders for monetary damages in connection with events occurring at the time such person served as a director or officer.

    Pursuant to the Underwriting Agreement filed as Exhibit 1.1 to the registration statement and the Qualified Independent Underwriter Agreement filed as Exhibit 1.2 to the registration statement, the Company has agreed to indemnify the Underwriter and the QIU, respectively, and their directors, officers and controlling persons against certain civil liabilities that may be incurred in connection with this offering, including certain liabilities under the Securities Act.

ITEM 25. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

    The Company estimates that expenses payable by it in connection with the offering described in the registration statement (other than the underwriting discount and commissions and reasonable expense allowance) will be as follows:

SEC registration fee........................................  $   15,000
NASD filing fee.............................................       6,000
Nasdaq National Market System listing fee...................      95,000
Printing and engraving expenses.............................     750,000
Accounting fees and expenses................................     400,000
Legal fees and expenses (including Blue Sky)................     600,000
Directors and Officers Insurance............................     500,000
Miscellaneous...............................................     134,000
                                                              ----------
  Total.....................................................  $2,500,000
                                                              ==========

ITEM 26. RECENT SALES OF UNREGISTERED SECURITIES.

    During the past three years, the following securities were issued by the Company without registration under the Securities Act:

    On November 12, 1999, in connection with the organization of the Company, the Company issued one share of Common Stock, to Nathan A. Chapman, Jr. for $1. This transaction was exempt from registration under the Securities Act under
Section 4(2) because it did not involve a public offering. Such transaction was completed without an underwriter.

ITEM 27. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

    The following exhibits are filed as part of the registration statement:


EXHIBIT NO.                                     DESCRIPTION
-----------             ------------------------------------------------------------
         1.1            Form of Underwriting Agreement between the Company and The
                        Chapman Co. (Filed as Exhibit 1.1 to Pre-Effective Amendment
                        No. 3 to the Company's Registration Statement on Form SB-2
                        (File No. 333-90987) as filed with the Securities and
                        Exchange Commission on May 22, 2000 and hereby incorporated by reference)

         1.2            Form of Qualified Independent Underwriter Agreement between the Company and Ferris, Baker Watts, Incorporated (Filed as
                        Exhibit 1.2 to Pre-Effective Amendment No. 3 to the
                        Company's Registration Statement on Form SB-2 (File
                        No. 333-90987) as filed with the Securities and Exchange
                        Commission on May 22, 2000 and hereby incorporated by
                        reference)

         1.3            Form of Master Agreement Among Underwriters among The
                        Chapman Co. and the several Underwriters (Filed as Exhibit
                        1.3 to Pre-Effective Amendment No. 2 to the Company's
                        Registration Statement on Form SB-2 (File No. 333-90987) as
                        filed with the Securities and Exchange Commission on
                        April 14, 2000 and hereby incorporated by reference)

         3.1            Articles of Amendment and Restatement of the Company (Filed
                        as Exhibit 3.1 to Pre-Effective Amendment No. 3 to the
                        Company's Registration Statement on Form S-4 (File
                        No. 333-91251) as filed with the Securities and Exchange
                        Commission on March 30, 2000 and hereby incorporated by
                        reference)

         3.2            Amended and Restated Bylaws of the Company (Filed as
                        Exhibit 3.2 to Pre-Effective Amendment No. 3 to the
                        Company's Registration Statement on Form S-4 (File
                        No. 333-91251) as filed with the Securities and Exchange
                        Commission on March 30, 2000 and hereby incorporated by reference)

         4              Form of common stock Certificate (Filed as Exhibit 4 to
                        Amendment No. 1 to Company's Registration Statement on Form
                        SB-2 (File No. 333-90987) as filed with the Securities and
                        Exchange Commission on January 18, 2000 and hereby
                        incorporated by reference)

         5              Opinion of Venable, Baetjer and Howard, LLP (Filed as
                        Exhibit 5 to Pre-Effective Amendment to the Company's
                        Registration Statement Form SB-2 (File No. 333-90987) as filed with the Securities and Exchange Commission on April 14, 2000 and hereby incorporated by reference)

        10.1            EChapman.com, Inc. 1999 Omnibus Stock Plan (Filed as
                        Exhibit 10.1 to the Company's Registration Statement on Form
                        SB-2 (File No. 333-90987) as filed with the Securities and
                        Exchange Commission on November 15, 1999 and hereby
                        incorporated by reference)

        10.2            Service Mark License Agreement between the Company and
                        Nathan A. Chapman, Jr. dated November 12, 1999 (Filed as
                        Exhibit 10.2 to the Company's Registration Statement on Form
                        SB-2 (File No. 333-90987) as filed with the Securities and
                        Exchange Commission on November 15, 1999 and hereby
                        incorporated by reference.)

EXHIBIT NO.                                     DESCRIPTION
-----------             ------------------------------------------------------------
        10.3            Agreement and Plan of Merger by and among the Company, CHI
                        Merger Subsidiary, Inc. and Chapman Holdings, Inc. dated
                        November 15, 1999 (Filed as Exhibit 10.3 to Amendment No. 1
                        to Company's Registration Statement on Form SB-2 (File
                        No. 333-90987) as filed with the Securities and Exchange
                        Commission on January 18, 2000 and hereby incorporated by
                        reference)

        10.4            Agreement and Plan of Merger by and among the Company, CCMHI
                        Merger Subsidiary, Inc. and Chapman Capital Management, Inc.
                        dated November 15, 1999 (Filed as Exhibit 10.4 to Amendment
                        No. 1 to Company's Registration Statement on Form SB-2 (File
                        No. 333-90987) as filed with the Securities and Exchange
                        Commission on January 18, 2000 and hereby incorporated by
                        reference)

        10.5            Agreement and Plan of Merger by and among the Company, CIH
                        Merger Subsidiary, Inc. and Chapman Insurance Holdings, Inc.
                        dated November 15, 1999 (Filed as Exhibit 10.5 to Amendment
                        No. 1 to Company's Registration Statement on Form SB-2 (File
                        No. 333-90987) as filed with the Securities and Exchange
                        Commission on January 18, 2000 and hereby incorporated by
                        reference)

        10.6            Support Agreement between the Company and Nathan A. Chapman,
                        Jr. dated November 12, 1999 (Chapman Holdings, Inc.) (Filed as Exhibit 10.6 to the Company's Registration Statement on
                        Form SB-2 (File No. 333-90987) as filed with the Securities and Exchange Commission on November 15, 1999 and hereby
                        incorporated by reference.)

        10.7            Support Agreement between the Company and Nathan A. Chapman,
                        Jr. dated November 12, 1999 (Chapman Capital Management
                        Holdings, Inc.) (Filed as Exhibit 10.7 to the Amendment
                        No. 1 to Company's Registration Statement on Form SB-2 (File
                        No. 333-90987) as filed with the Securities and Exchange
                        Commission on January 18, 2000 and hereby incorporated by
                        reference)

        10.8            Support Agreement between the Company and Nathan A. Chapman,
                        Jr. dated November 12, 1999 (Chapman Insurance Holdings,
                        Inc.) (Filed as Exhibit 10.8 to the Amendment No. 1 to
                        Company's Registration Statement on Form SB-2 (File
                        No. 333-90987) as filed with the Securities and Exchange
                        Commission on January 18, 2000 and hereby incorporated by
                        reference)

        10.9            Fully Disclosed Clearing Agreement between the Pershing
                        Division, Donaldson, Lufkin & Jenrette Securities
                        Corporation and The Chapman Co. dated March 16, 1999 (Filed as Exhibit 10.9 to the Company's Registration Statement on
                        Form SB-2 (File No. 333-90987) as filed with the Commission on November 15, 1999 and hereby incorporated by reference.)

        10.10           $106,922 Promissory Note to The Chapman Co. from Nathan A.
                        Chapman, Jr. dated December 31, 1996 (Filed as Exhibit 10.10 to Chapman Holdings, Inc.'s Registration Statement on Form
                        SB-2 (File No. 333-43487) as filed with the Securities and
                        Exchange Commission on December 30, 1997 and hereby
                        incorporated by reference)

        10.11           Distribution Agreement between The Chapman Co. and The
                        Chapman Funds, Inc. on behalf of The Chapman U.S. Treasury
                        Money Fund and The Chapman Institutional Cash Management
                        Fund dated April 30, 1997 (Filed as Exhibit 5(A) to
                        Post-Effective Amendment No. 13 to The Chapman Funds, Inc.'s
                        Registration Statement on Form N-1A (File Nos.
                        33-25716;811-5697) as filed with the Securities and Exchange
                        Commission on August 7, 1997 and hereby incorporated by
                        reference)

EXHIBIT NO.                                     DESCRIPTION
-----------             ------------------------------------------------------------
        10.12           Distribution Agreement between The Chapman Co. and The
                        Chapman Funds, Inc. on behalf of the DEM Equity Fund dated
                        October 28, 1997 (Filed as Exhibit 5(B) to Post-Effective
                        Amendment No. 15 to The Chapman Funds, Inc.'s Registration
                        Statement on Form N-1A (File No. 33-25716;811-5697) as filed with the Securities and Exchange Commission on March 2, 1998 and hereby incorporated by reference)

        10.13           Distribution Agreement between The Chapman Co. and The
                        Chapman Funds, Inc. on behalf of the DEM Index Fund dated
                        October 28, 1997 (Filed as Exhibit 5(C) to Post-Effective
                        Amendment No. 16 to The Chapman Funds, Inc.'s Registration
                        Statement on Form N-1A (File Nos. 33-25716;811-5697) as
                        filed with the Securities and Exchange Commission on May 29,
                        1998 and hereby incorporated by reference.)

        10.14           Distribution Agreement between The Chapman Co. and The
                        Chapman Funds, Inc. on behalf of the DEM Fixed Income Fund dated February 11, 1998 (Filed as Exhibit 5(D) to
                        Post-Effective Amendment No. 17 to The Chapman Funds, Inc.'s
                        Registration Statement on Form N-1A (File Nos.
                        33-25716;811-5697) as filed with the Securities and Exchange
                        Commission on June 12, 1998 and hereby incorporated by
                        reference.)

        10.15           Distribution Agreement between The Chapman Co. and The
                        Chapman Funds, Inc. on behalf of the DEM Multi-Manager
                        Equity Fund dated February 11, 1998 (Filed as Exhibit 5(E)
                        to Post-Effective Amendment No. 18 to The Chapman Fund,
                        Inc.'s Registration Statement on Form N-1A (File Nos.
                        33-25716;811-5697) as filed with the Securities and Exchange
                        Commission on September 30, 1998 and hereby incorporated by reference.)

        10.16           Distribution Agreement between The Chapman Co. and The
                        Chapman Funds, Inc. on behalf of the DEM Multi-Manager Bond
                        Fund dated February 11, 1998 (Filed as Exhibit 5(F) to
                        Post-Effective Amendment No. 21 to The Chapman Funds, Inc.'s
                        Registration Statement on Form N-1A (File Nos.
                        33-25716;811-5697) as filed with the Securities and Exchange
                        Commission on July 15, 1999 and hereby incorporated by
                        reference.)

        10.17           Equipment Lease Agreement between The Chapman Co. and
                        Chapman Limited Partnership dated October 1, 1993 (Filed as
                        Exhibit 10.7 to Chapman Holdings, Inc.'s Registration
                        Statement on Form SB-2 (File No. 333-43487) as filed with
                        the Securities and Exchange Commission on December 30, 1997
                        and hereby incorporated by reference)

        10.18           Trademark Assignment from The Chapman Co. to Nathan A.
                        Chapman, Jr. dated December 24, 1997 (Filed as Exhibit 10.8 to Chapman Holdings, Inc.'s Registration Statement on Form
                        SB-2 (File No. 333-43487) as filed with the Securities and
                        Exchange Commission on December 30, 1997 and hereby
                        incorporated by reference)

        10.19           Trademark Assignment from The Chapman Co. to Nathan A.
                        Chapman, Jr. dated December 24, 1997 (Filed as Exhibit 10.9 to Chapman Holdings, Inc.'s Registration Statement on Form
                        SB-2 (File No. 33343487) as filed with the Securities and
                        Exchange Commission on December 30, 1997 and hereby
                        incorporated by reference)

        10.20           License Agreement between The Chapman Co. and Nathan A.
                        Chapman, Jr. dated December 26, 1997 (Filed as Exhibit 10.10 to Chapman Holdings, Inc.'s Registration Statement on Form
                        SB-2 (File 333-43487) as filed with the Securities and
                        Exchange Commission on December 30, 1997 and hereby
                        incorporated by reference)

EXHIBIT NO.                                     DESCRIPTION
-----------             ------------------------------------------------------------
        10.21           $763,367 Promissory Note to The Chapman Co. from Chapman
                        Capital Management dated October 31, 1997 (Filed as Exhibit
                        10.11 to Pre-Effective Amendment No. 1 to Chapman Holdings,
                        Inc.'s Registration Statement on Form SB-2 (File No.
                        333-43487) as filed with the Securities and Exchange
                        Commission on February 17, 1998 and hereby incorporated by reference)

        10.22           $176,250 Promissory Note to The Chapman Co. from Nathan A.
                        Chapman, Jr. dated February 11, 1998 (Filed as Exhibit 10.13 to Pre-Effective Amendment No. 1 to Chapman Holdings, Inc.'s
                        Registration Statement on Form SB-2 (File No. 333-43487) as
                        filed with the Securities and Exchange Commission on
                        February 17, 1998 and hereby incorporated by reference)

        10.23           $100,000 Promissory Note to Chapman Holdings, Inc. from
                        Nathan A. Chapman, Jr. dated May 1, 1998 (Filed as Exhibit
                        10.1 to Chapman Holding's Quarterly Report on Form 10Q-SB
                        (File No. 0-23587) as filed with the Securities and Exchange
                        Commission on November 16, 1998 and hereby incorporated by reference)

        10.24           $285,587.34 Promissory Note to Chapman Holdings, Inc. from
                        Nathan A. Chapman, Jr. dated March 11, 1998 (Filed as
                        Exhibit 10.2 to Chapman Holding, Inc.'s Quarterly Report on
                        Form 10Q-SB as filed with the Securities and Exchange
                        Commission on November 16, 1998 and hereby incorporated by reference)

        10.25           $51,690 Promissory Note to Chapman Holdings, Inc. from
                        Nathan A. Chapman, Jr. dated December 31, 1998 (Filed as
                        Exhibit 10.17 to Post-Effective Amendment No. 2 to Chapman
                        Holdings, Inc.'s Registration Statement on Form SB-2 (File
                        No. 333-48419) as filed with the Securities and Exchange
                        Commission on March 18, 1999 and hereby incorporated by reference)

        10.26           Agreement between Chapman Holdings, Inc. and Chapman Capital
                        Management Holdings, Inc. as to Allocation of Shared
                        Expenses dated as of January 1, 1999 (Filed as Exhibit 10.1 to Chapman Holdings, Inc.'s Quarterly Report on Form 10Q-SB
                        (File No. 0-23587) as filed with the Securities and Exchange
                        Commission on May 17, 1999 and hereby incorporated by
                        reference)

        10.27           Advisory and Administrative Services Agreement between
                        Chapman Capital Management, Inc. and The Chapman Funds, Inc.
                        on behalf of The Chapman U.S. Treasury Money Fund and The
                        Chapman Institutional Cash Management Fund dated April 30,
                        1997 (Filed as Exhibit 5(A) to Post-Effective Amendment No.
                        13 to The Chapman Funds, Inc.'s Registration Statement on
                        Form N-1A (file Nos. 33-25716;811-5697) as filed with the
                        Securities and Exchange Commission on August 7, 1997 and
                        hereby incorporated by reference)

        10.28           Advisory and Administrative Services Agreement between
                        Chapman Capital Management, Inc. and The Chapman Funds, Inc.
                        on behalf of the DEM Equity Fund dated October 28, 1997
                        (Filed as Exhibit 5(B) to Post-Effective Amendment No. 15 to
                        The Chapman Funds, Inc.'s Registration Statement on Form
                        N-1A (File No. 33-25716;811-5697) as filed with the
                        Securities and Exchange Commission on March 2, 1998 and
                        hereby incorporated by reference)

EXHIBIT NO.                                     DESCRIPTION
-----------             ------------------------------------------------------------
        10.29           Advisory and Administrative Services Agreement between
                        Chapman Capital Management, Inc. and The Chapman Funds, Inc.
                        on behalf of the DEM Index Fund dated October 28, 1997
                        (Filed as Exhibit 4(C) to Post-Effective Amendment No. 16 to
                        The Chapman Funds, Inc.'s Registration Statement on Form
                        N-1A (File Nos. 33-25716;811-5697) as filed with the
                        Securities and Exchange Commission on May 29, 1998 and
                        hereby incorporated by reference.)

        10.30           Advisory and Administrative Services Agreement between
                        Chapman Capital Management, Inc. and The Chapman Funds, Inc.
                        on behalf of the DEM Fixed Income Fund dated February 11,
                        1998 (Filed as Exhibit 4(D) to Post-Effective Amendment No.
                        17 to The Chapman Funds, Inc.'s Registration Statement on
                        Form N-1A (File Nos. 33-25716;811-5697) as filed with the
                        Securities and Exchange Commission on June 12, 1998 and
                        hereby incorporated by reference.)

        10.31           Advisory and Administrative Services Agreement between
                        Chapman Capital Management, Inc. and The Chapman Funds, Inc.
                        on behalf of the DEM Multi-Manager Equity Fund dated October
                        23, 1999 (Filed as Exhibit 4(E) to Post-Effective Amendment
                        No. 18 to The Chapman Funds, Inc.'s Registration Statement
                        on Form N-1A (File Nos. 33-25716;811-5697) as filed with the
                        Securities and Exchange Commission on September 30, 1998 and
                        hereby incorporated by reference.)

        10.32           Advisory and Administrative Services Agreement between
                        Chapman Capital Management, Inc. and the Chapman Funds, Inc.
                        on behalf of the DEM Multi-Manager Bond Fund dated October
                        23, 1998 (Filed as Exhibit 4(F) to Post-Effective Amendment
                        No. 21 to The Chapman Funds, Inc.'s Registration Statement
                        on Form N-1A (File Nos. 33-25716;811-5697) as filed with the
                        Securities and Exchange Commission on July 15, 1999 and
                        hereby incorporated by reference.)

        10.33           Advisory Agreement for Separate Account dated June 1, 1995
                        (Filed as Exhibit 10.5 to Amendment No. 2 to Chapman Capital
                        Management Holdings, Inc.'s Registration Statement on From
                        SB-2 (File No. 333-51883) as filed with the Securities and
                        Exchange Commission on June 22, 1998 and hereby incorporated by reference)

        10.34           Agreement & Declaration of Trust between Chapman Capital
                        Management, Inc. and Bankers Trust Company dated November 1,
                        1996 (Filed as Exhibit 10.6 to Chapman Capital Management
                        Holding's Registration Statement on Form SB-2 (File No.
                        333-51883) as filed with the Securities and Exchange
                        Commission on May 5, 1998 and hereby incorporated by
                        reference)

        10.35           Agreement between Bankers Trust Company and Chapman Capital
                        Management, Inc. dated November 1, 1996 (Filed as Exhibit
                        10.7 to Chapman Capital Management Holding's Registration
                        Statement on Form SB-2 (File No. 333-51883) as filed with
                        the Securities and Exchange Commission on May 5, 1998 and
                        hereby incorporated by reference)

        10.36           Agreement between Bankers Trust Company and Chapman Capital
                        Management and Tremont Partners, Inc. and Stamberg Prestia,
                        Ltd. dated November 1, 1996 (Filed as Exhibit 10.8 to
                        Chapman Capital Management Holding's Registration Statement
                        on Form SB-2 (File No. 333-51883) as filed with the
                        Securities and Exchange Commission on May 5, 1998 and hereby incorporated by reference)

EXHIBIT NO.                                     DESCRIPTION
-----------             ------------------------------------------------------------
        10.37           Service Mark License Agreement between Chapman Capital
                        Management Holdings, Inc., Chapman Capital Management, Inc.
                        and Nathan A. Chapman, Jr. dated as of June 9, 1998 Filed as
                        Exhibit 10.10 to Amendment No. 2 to Chapman Capital
                        Management Holdings, Inc.'s Registration Statement on Form
                        SB-2 (File No. 333-51883) as filed with the Securities and
                        Exchange Commission on June 22, 1998 and hereby incorporated by reference)

        10.38           $65,000 Promissory Note to Chapman Capital Management
                        Holdings, Inc. from Nathan A. Chapman, Jr. dated August 21,
                        1998 (Filed as Exhibit 10.1 to Chapman Capital Management
                        Holdings, Inc.'s Quarterly Report on Form 10Q-SB (File No.
                        0-24213) as filed with the Securities and Exchange
                        Commission on November 16, 1998 and hereby incorporated by reference)

        10.39           $45,000 Demand Note to Chapman Capital Management, Inc. from
                        Nathan A. Chapman, Jr. dated July 2, 1998 (Filed as Exhibit
                        10.2 to Chapman Capital Management Holdings, Inc.'s
                        Quarterly Report on Form 10Q-SB (File No. 0-24213) as filed with the Securities and Exchange Commission on November 16,
                        1998 and hereby incorporated by reference)

        10.40           $242,000 Promissory Note to Chapman Capital Management
                        Holdings, Inc. from Nathan A. Chapman, Jr. dated as of July
                        29, 1999 (Filed as Exhibit 10.2 to Chapman Capital
                        Management Holdings, Inc.'s Quarterly Report on Form 10Q-SB
                        (File No. 0-24213) as filed with the Securities and Exchange
                        Commission on August 20, 1999 and hereby incorporated by
                        reference)

        10.41           Lock-up Agreement between Nathan A. Chapman, Jr. and The
                        Chapman Co. dated March 14, 2000 (Filed as Exhibit 10.41 to
                        Pre-Effective Amendment No. 3 to the Company's Registration
                        Statement on Form S-4 (File No. 333-91251) as filed with the
                        Securities and Exchange Commission on March 30, 2000 and
                        hereby incorporated by reference)

        10.42           $32,836.53 Promissory Note to The Chapman Co. from Nathan A.
                        Chapman, Jr. dated December 31, 1999 (Filed as
                        Exhibit 10.42 to Pre-Effective Amendment No. 3 to the
                        Company's Registration Statement on Form S-4 (File
                        No. 333-91251) as filed with the Securities and Exchange
                        Commission on March 30, 2000 and hereby incorporated by
                        reference)

        10.43           Amended and Restated Expense Limitation Agreement by and
                        among The Chapman Funds, Inc., on behalf of The Chapman U.S.
                        Treasury Money Fund, DEM Equity Fund, DEM Index Fund, DEM
                        Multi-Manager Equity Fund and DEM Multi-Manager Bond Fund,
                        and Chapman Capital Management, Inc. dated March 17, 2000
                        (Filed as Exhibit 10.43 to Pre-Effective Amendment No. 3 to
                        the Company's Registration Statement on Form S-4 (File
                        No. 333-91251) as filed with the Securities and Exchange
                        Commission on March 30, 2000 and hereby incorporated by
                        reference)

        10.44           $17,322 Promissory Note to The Chapman Co. from Nathan A.
                        Chapman, Jr. dated March 31, 2000 (Filed as Exhibit 10.1 to
                        Chapman Holdings, Inc.'s Quarterly Report on Form 10Q-SB
                        (File No. 0-23587) as filed with the Securities and Exchange
                        Commission on May 15, 2000 and hereby incorporated by
                        reference)

        10.45           Waiver by and among the Company and Chapman Holdings, Inc.
                        dated June 13, 2000 (Filed herewith)

        10.46           Waiver by and among the Company and Chapman Capital
                        Managment Holdings, Inc. dated June 13, 2000 (Filed herewith)

EXHIBIT NO.                                     DESCRIPTION
-----------             ------------------------------------------------------------
        21              Subsidiaries of the Company (Filed as Exhibit 21 to
                        Amendment No. to the Company's Registration Statement on
                        Form SB-2 (File No. 333-90987) as filed with the Securities and Exchange commission on January 18, 2000 and hereby
                        incorporated by reference.)

        23.1            Consent of Arthur Andersen LLP (Filed herewith)

        23.2            Consent of Venable, Baetjer and Howard, LLP (included in
                        Exhibit 5) (Filed as Exhibit 23.2 to Pre-Effective Amendment
                        No. 2 the Company's Registration on Form SB-2 (File No.
                        333-90987) as filed with the Securities and Exchange
                        Commission on April 14, 2000 and hereby incorporated by
                        reference)

        24.1            Power of Attorney (Filed as Exhibit 24.1 to the Company's
                        Registration Statement on Form SB-2 (File No. 333-90987) as
                        filed with the Securities and Exchange Commission on
                        November 15, 1999 and hereby incorporated by reference.)

        24.2            Consent to serve as director (Raymond Haysbert) (Filed as
                        Exhibit 24.2 to the Company's Registration Statement on Form
                        SB-2 (File No. 333-90987) as filed with the Securities and
                        Exchange Commission on November 15, 1999 and hereby
                        incorporated by reference.)

        24.3            Consent to serve as director (Kweisi Mfume) (Filed as
                        Exhibit 24.3 to the Company's Registration Statement on Form
                        SB-2 (File No. 333-90987) as filed with the Securities and
                        Exchange Commission on November 15, 1999 and hereby
                        incorporated by reference.)

        24.4            Consent to serve as director (Mark Jefferson) (Filed as
                        Exhibit 24.4 to the Company's Registration Statement on Form
                        SB-2 (File No. 333-90987) as filed with the Securities and
                        Exchange Commission on November 15, 1999 and hereby
                        incorporated by reference.)

        24.5            Consent to serve as director (Adolph Washington) (Filed as
                        Exhibit 24.5 to the Company's Registration Statement on Form
                        SB-2 (File No. 333-90987) as filed with the Securities and
                        Exchange Commission on November 15, 1999 and hereby
                        incorporated by reference.)

        27              Financial Data Schedule (Filed as Exhibit 27 to the
                        Company's Registration Statement on Form SB-2 (File No.
                        333-90987) as filed with the Securities and Exchange
                        Commission on November 15, 1999 and hereby incorporated by reference.)

ITEM 28. UNDERTAKINGS.

    (a) The undersigned Company hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement;

    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

    (ii) To reflect in the prospectus any facts or events which, individually or together, represent a fundamental change in the information in the registration statement (or the most recent post-effective amendment thereof); and notwithstanding the forgoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in the volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in "Calculation of Registration Fee" table in the effective registration statement;

    (iii) To include any additional or changed material information with respect to the plan of distribution.

    (2) That, for the purpose of determining liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) The undersigned Company hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

    (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    (d) The undersigned Company hereby undertakes that:

    (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Company pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form SB-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Baltimore, state of Maryland, on June 15, 2000.


                                                       ECHAPMAN.COM, INC.

                                                       By:          /s/ NATHAN A. CHAPMAN, JR.
                                                            -----------------------------------------
                                                                      Nathan A. Chapman, Jr.
                                                                            PRESIDENT

    Pursuant to the requirements of the Act, the registration statement has been signed by the following persons in the capacities and on the dates indicated.


                   SIGNATURES                                    TITLE                      DATE
                   ----------                                    -----                      ----
  /s/ NATHAN A. CHAPMAN, JR.                      President and Director (Principal    June 15, 2000
--------------------------------------            Executive Officer)
Nathan A. Chapman, Jr.

  /s/ DEMETRIS BROWN                              Treasurer and Chief Financial        June 15, 2000
--------------------------------------            Officer (Principal Financial
Demetris Brown                                    Officer and Principal Accounting
                                                  Officer)

The Entire Board of Directors

  Nathan A. Chapman, Jr.
  Earl U. Bravo, Sr.

By:   /s/ NATHAN A. CHAPMAN, JR.                                                       June 15, 2000
   ----------------------------------
   Nathan A. Chapman, Jr.
   ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


EXHIBIT NO.                                     DESCRIPTION
-----------                                     -----------
        10.45           Waiver by and among the Company and Chapman Holdings, Inc.
                        dated June 13, 2000

        10.46           Waiver by and among the Company and Chapman Capital
                        Management Holdings, Inc. dated June 13, 2000

        23.1            Consent of Arthur Andersen LLP